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                             AMENDMENT AGREEMENT

         AMENDMENT AGREEMENT, dated as of April 30, 1997 by and between Superior Supplements, Inc., a Delaware corporation, with offices at 270 Oser Avenue, Hauppauge, NY 11788 (the "Company") and Lawrence D. Simon, an individual residing at 410 Terrace Road, Bayport, NY 11705 (the "Executive").

         WHEREAS, the Company and the Executive have heretofore entered into an Employment Agreement (the "Agreement"), dated as of May 1, 1996 (the "Commencement Date").

         WHEREAS, Section 3 of the Agreement provides for the term of the Executive's employment to be for a period of one (1) year commencing on the Commencement Date, which provision the parties hereto desire to amend to change the term to a period of two (2) years commencing on the Commencement Date.

         The terms which are not defined herein shall have the respective meanings ascribed to them in the Agreement.

         NOW, THEREFORE, for valid and good consideration, the parties hereto agree as follows:

         1. Section 3 of the Agreement shall be deleted in its entirety and shall be replaced with the following language:

                  "3.      Term of Employment.

                           The term of the Executive's employment shall be for a period of two (2) years commencing on the date hereof (the "Term"), subject to




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                           earlier termination by the parties pursuant to
                           Sections 6 and 7 hereof."

         2. Except as hereinabove amended, the Agreement shall remain in full force and effect.

         3. This Amendment Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to principles of conflicts of law.


                  IN WITNESS WHEREOF, the parties have executed this Amendment Agreement as of the day and year first above written.


                                          SUPERIOR SUPPLEMENTS, INC.

                                          By: /s/ Reginald Spinello
      ----------------------------------
                                              Reginald Spinello, Director


                                              /s/ Lawrence D. Simon
       ----------------------------------
                                              LAWRENCE D. SIMON


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